BARCLAYS GLOBAL INVESTORS FUNDS

Institutional Money Market Fund

Aon Captives Shares

Supplement dated May 28, 2004 to the
Prospectus dated May 1, 2004

The prospectus for the Fund is supplemented with the following information, as well as certain other non-material changes to the prospectus:

1. On page 2, in the Principal Investment Strategies" section, the following paragraph has been deleted:

"Extensive research, including economic, technical and security analysis is utilized to select individual investments. Economic Analysis includes evaluating national and global economic conditions, as well as interest rate movements. Technical Analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investors. Security Analysis includes evaluating the credit quality of an instrument."

2. On page 4, in the "Total Returns" sub-section of the "Investment Returns" section, the following sentence:

"The bar chart and the table in this section provide some indication of the risks of investing in the Aon Captives Shares of the Institutional Money Market Fund (the "Fund") by showing changes in the Fund's performance from year to year."

Has been replaced with:

"The bar chart and the table in this section provide some indication of the risks of investing in the Aon Captives Shares of the Institutional Money Market Fund. The Aon Captives Shares commenced operations on August 4, 1999*."

______________________

* At its August 14, 2002 meeting, the Board of Trustees of the Funds voted to change the name of the "Distributor" Share class to the "Aon Captives Shares."

3. On page 5, in the second sentence of the "Fees and Expenses" section, the phrase "Aon Captives Shares" has been replaced with "Fund's."

4. On page 7, in the "Who is Eligible to Invest" sub-section of the "Shareholder Information" section, the following sentence:

"Contact (IBT) for more information."

Has been replaced with:

"Contact Investors Bank & Trust ("IBT"), the Fund's custodian, transfer agent, and dividend disbursing agent for more information."

5. On page 9, the following paragraphs have been added after the "Calculating the Share Price" section:

Fund Distributions

Each Fund declares distributions of any net income daily and distributes them monthly. A Fund distributes realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless otherwise elected.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Please Note:

- Each Fund credits distributions earned on weekends and holidays to the preceding business day;

- If you sell shares before the monthly distribution payment date, each Fund remits to the shareholder any distributions declared but not yet paid to the shareholder on the next distribution payment date; and

- If you sell all shares before the monthly distribution payment date, each Fund remits to the shareholder all distributions accrued with the sale proceeds.

6. On page 9, the following sentence has been added to the end of the second paragraph in the section entitled "Taxes."

"Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year."

7. On page 11, the time frame during which investors may request copies of the annual report has been changed from "8:30 a.m. to 5:00 p.m." to "8:30 a.m. to 6:30 p.m."

BARCLAYS GLOBAL INVESTORS FUNDS

Institutional Money Market Fund
Prime Money Market Fund

Select Shares

Supplement dated May 28, 2004 to the
Prospectus dated May 1, 2004

The prospectus for the Funds is supplemented with the following information, as well as certain other non-material changes to the prospectus:

1. On page 7, in the "How to Buy Shares" sub-section of the "Shareholder Information" section, the phrase "covered above" has been deleted from the second and third bullet points.

2. On page 8, in the first sentence of the second paragraph, the phrase "Eastern Time" has been added after "6:00 p.m."

3. On page 12, the entire "Financial Highlights" section has been replaced with the following:

"As of the date of this prospectus, the Select Shares of the Institutional Money Market Fund and Prime Money Market Fund have been in existence for less than a year. As a result, this prospectus does not contain Financial Highlights for the Select Shares.

There are other share classes of the Institutional Money Market Fund and Prime Money Market Fund available to investors, and their prospectuses and their annual reports contain the Financial Highlights information regarding their respective history. You may obtain a copy of these prospectuses and/or annual reports for those other share classes at no cost by calling 1-877-BGI-1544 (1-877-244-1544) toll-free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern Time."

BARCLAYS GLOBAL INVESTORS FUNDS

Institutional Money Market Fund
Prime Money Market Fund

Trust Shares

Supplement dated May 28, 2004 to the
Prospectus dated May 25, 2004

The prospectus for the Funds is supplemented with the following information:

1. On page 7, in the "How to Buy Shares" sub-section of the "Shareholder Information" section, the phrase "covered above" has been deleted from the second and third bullet points.

BARCLAYS GLOBAL INVESTORS FUNDS

Money Market Fund

Supplement dated May 28, 2004 to the
Prospectus dated May 1, 2004

The prospectus for the Fund is supplemented with the following information, as well as certain other non-material changes to the prospectus:

1. On page 4, in the "Total Returns" sub-section of the "Investment Returns" section, the following sentences:

"The bar chart and the table in this section provide some indication of the risks of investing in the Money Market Fund by showing changes in the Fund's performance from year to year. The bar chart shows the returns for the Fund for each full calendar year since the Fund's inception."

Have been replaced with:

"The bar chart and the table in this section provide some indication of the risks of investing in the Money Market Fund. The bar chart shows the returns for the Fund for the previous ten full calendar years."

2. On page 7, in the "Who is Eligible to Invest" sub-section of the "Shareholder Information" section, the sentence:

Contact IBT for more information.

Has been replaced with:

Contact your shareholder servicing agent or IBT for more information.

3. On page 7, the following paragraph that appears in the in the "How to Buy Shares" sub-section has been moved to the end of the "Who is Eligible to Invest" sub-section on the same page:

"Your shareholder servicing agent may charge you a fee and may offer additional account services. Additionally, your shareholder servicing agent may have procedures for placing orders for Fund shares that differ from those of the Funds, such as different investment minimums and earlier trading deadlines. Contact your shareholder servicing agent directly for more information and details."

4. On page 7, in the "How to Buy Shares" sub-section of the "Shareholder Information" section, the phrase "covered above" has been deleted from the second and third bullet points.

5. On page 12, in the "Financial Highlights" section, the time frame during which investors may request copies of the annual report has been changed from "8:30 a.m. to 5:00 p.m." to "8:30 a.m. to 6:30 p.m."